UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2022 (August 10, 2022)

COLICITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40095	85-3526440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Carillon Point

Kirkland, WA 98033

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (425) 278-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	COLIU	The Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	COLI	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	COLIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2022, Steve Ednie informed Colicity Inc. (the “Company”) that he is resigning from his position as Chief Financial Officer of the Company, effective August 15, 2022, to pursue another business opportunity. Concurrent with his resignation from his position with the Company, Mr. Ednie resigned from his position as the Chief Financial Officer of Pendrell Corporation, the parent of Colicity’s sponsor.

On August 15, 2022, the Board of Directors of the Company appointed Joseph J. Viraldo as Chief Financial Officer of Colicity, commencing immediately. Mr. Viraldo will also serve as Colicity’s principal financial and accounting officer.

Mr. Viraldo, age 39, has an extensive background in domestic and international accounting and tax matters, and currently serves as Director of Tax for Pendrell Corporation where he has worked since 2012. Mr. Viraldo began his professional career at Deloitte Tax LLP in the Lead Tax Services group. He holds M.S. and B.A. degrees in Accounting from Michigan State University and is a licensed Certified Public Accountant in the State of Washington.

As an employee of Pendrell Corporation, Mr. Viraldo’s compensation is included in the $10,000 per month administrative services fee the Company pays to an affiliate of the Company’s sponsor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLICITY INC.

	By:	/s/ Craig O. McCaw
	Name:	Craig O. McCaw
	Title:	Chief Executive Officer and President (Principal Executive Officer)
Date: August 16, 2022